SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 24, 2001
                                  ----------------




                         HUGHES ELECTRONICS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE               0-26035                 52-1106564
----------------------------   -----------------------    -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
 of incorporation or organization)   File Number)         Identification No.)




                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                         -------------------------------
                                 (310) 662-9688
                                ----------------
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive office)
























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ITEM 5. OTHER EVENTS

      On August 24, 2001, Hughes Electronics Corporation (Hughes) issued a news release announcing up to 10 percent job reductions as part of aggressive cost-savings measures. The release is as follows:


                HUGHES ANNOUNCES UP TO 10 PERCENT JOB REDUCTIONS
                   AS PART OF AGGRESSIVE COST-SAVING MEASURES

     EL SEGUNDO, Calif., Aug. 24, 2001 -- Hughes Electronics Corporation today announced companywide employment reductions of up to 10 percent of the company's U.S. workforce. The across-the-board reductions will result in a one-time charge to earnings in the third quarter of this year.

      The company has reaffirmed its current financial guidance on EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), with the exception of the one-time charge.

      "As with most businesses, HUGHES operations are facing the strain of the current economic downturn and sluggish economy. We are taking these actions, and many others, to aggressively attack our cost structure and run our businesses more efficiently, and to continue the growth that has made HUGHES a world leader in its markets," said Jack A. Shaw, chief executive officer of HUGHES.

      HUGHES and its operating businesses, including DIRECTV in the United States and Latin America, Hughes Network Systems and PanAmSat Corporation, have approximately 7,900 employees in the United States.

      HUGHES, a world-leading provider of digital television entertainment, broadband services, satellite-based private business networks, and video and data broadcasting, reported revenues of $7.3 billion in 2000.

      HUGHES is a unit of General Motors Corporation. The earnings of HUGHES are used to calculate the earnings per share attributable to the General Motors Class H common stock (NYSE:GMH).

      NOTE: Hughes Electronics Corporation believes that some of the foregoing statements may constitute forward-looking statements. When used in this report, the words "estimate," "plan," "project," "anticipate," "expect," "intend," "outlook," "believe," and other similar expressions are intended to identify such forward-looking statements and information. Important factors that may cause actual results of HUGHES to differ materially from the forward-looking statements in this report are set forth in the Form 10-Ks filed with the SEC by General Motors and HUGHES.

                                      # # #

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    HUGHES ELECTRONICS CORPORATION

Dated:  August 27, 2001
        ---------------
                                    By: s/Roxanne S. Austin
                                       ----------------------------
                                       Roxanne S. Austin
                                       Chief Financial Officer



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